Exhibit 10.10
AWARD LETTER AND AWARD TERMS TO THOMAS F. MOTAMED FOR STOCK
APPRECIATION RIGHTS AND RESTRICTED STOCK UNITS
Appendix A — Award Letter for SARs
January 9, 2009

Private and Confidential

To: Thomas Motamed

	Number of Stock SARs Granted	80,000

Re: Grant of Stock Appreciation Rights Paid in Stock	Exercise Price	$16.50

	Grant Date	January 2, 2009

	Expiration Date	January 2, 2019

In accordance with the terms of your Employment Agreement, dated May 22, 2008, as amended October 24, 2008 and any other amendment subsequently agreed to by you and CNA Financial Corporation (collectively, the “Employment Agreement”), you have been granted 80,000 Stock Appreciation Rights (individually, a “Stock SAR” and collectively, the “Stock SARs”) pursuant to the CNA Financial Corporation 2000 Incentive Compensation Plan, as may be amended from time to time (the “Plan”) paid in CNA Financial Corporation (“Company”) common stock with an exercise price of $16.50 per share (the “Exercise Price”). Each Stock SAR entitles the eligible person to receive, at the time of exercise, an amount equal to the difference between the fair market value of a single share of the Company’s common stock on the date of exercise and the Exercise Price, which may not be less than the fair market value of a single share of the Company’s common stock on the date the right was granted, paid in shares of the Company’s common stock. This stock appreciation rights award was granted under the Plan on January 2, 2009.
As described more fully in the attached Award Terms, the Stock SARs will become exercisable in four equal annual installments on January 2, 2010, January 2, 2011, January 2, 2012, and January 2, 2013 so long as you are employed by the Company on each such date. For example, one quarter of the Stock SARs granted will be exercisable on January 2, 2010, if you are an employee on that date. In most instances, after the Stock SARs become exercisable generally you may exercise them any time prior to the expiration date shown above provided that you are employed by the Company at the time of exercise. In addition, the Stock SARs will vest and be exercisable for three years (or until the Expiration Date) if your employment is terminated under certain circumstances and upon a Change in Control (as defined in Section 16 of the Employment Agreement). After exercising the Stock SARs, you can decide whether to hold or sell the shares of Company common stock you have obtained, subject to CNA’s Securities Compliance Policy and applicable insider trading restrictions.
Under the present tax laws, as a result of exercising the Stock SARs you will potentially recognize taxable income at the time of exercise. When and if you sell the shares of Company common stock acquired through the Stock SARs exercise, any additional gain may be subject to further tax at capital gain rates. The Company recommends that you consult with your own tax advisor to determine the applicability of the tax rules to the awards granted to you in your individual circumstances.
This Award Letter provides a summary of your Stock SARs, and the Award is subject to the Award Terms enclosed with this Award Letter. (In the attached Award Terms, you are referred to as the “Participant.”) This Award Letter shall be subject to the Award Terms, and the Award Terms shall be subject to the provisions of the Plan. If discrepancies arise between this Award Letter and the Award Terms, the Award Terms will govern, and if discrepancies arise between the Award Terms and the Plan document, the terms of the Plan document will govern.
Sincerely,
/s/ Thomas Pontarelli

Appendix B — Award Terms for SARs
Award Terms
Stock Appreciation Rights Paid in Company Common Stock Terms for Grant Under the
CNA Financial Corporation 2000 Incentive Compensation Plan
     On January 2, 2009 (the “Grant Date”), CNA Financial Corporation (the “Company”) granted to the Participant certain Stock Appreciation Rights (individually, a “Stock SAR” and collectively, the “Stock SARs”) paid in Company common stock. Each Stock SAR entitles the eligible person to receive, at the time of exercise, an amount equal to the difference between the fair market value of a single share of the Company’s common stock on the date of exercise and the Exercise Price, which may not be less than the fair market value of a single share of the Company’s common stock on the date the right was granted, paid in shares of CNA Financial Corporation common stock. All Stock SAR grants shall be subject to the following terms (sometimes referred to as the “Award Terms”):
     1.  Stock SARs Award. For purposes of these Award Terms, the “Participant” shall be the eligible person identified in the award letter included with these Award Terms (the “Award Letter”) and reflecting the date of grant of the Stock SARs that is the same as the Grant Date specified in these Award Terms. For purposes of these Award Terms, the “Exercise Price” is the price per share for such Stock SARs as specified in the Award Letter. The Stock SARs have been granted under the CNA Financial Corporation 2000 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated into and forms a part of these Award Terms. Certain words, terms and phrases used in these Award Terms are defined in the Plan (rather than in these Award Terms or the Award Letter), and except where the context clearly implies or indicates to the contrary, and except as otherwise provided in these Award Terms, a word, term, or phrase used or defined in the Plan is similarly used or defined in these Award Terms and the Award Letter. Other words, terms or phrases used in these Award Terms or the Award Letter are defined in Paragraph 11 of these Award Terms or elsewhere in these Award Terms or the Award Letter.
     2. Date of Exercise. Subject to the limitations of the Plan and these Award Terms, each Stock SARs installment shall be exercisable on and after the Date of Exercisability for such installment as described in the following schedule (but only if the Termination Date has not occurred before the Date of Exercisability):

INSTALLMENT	DATE OF EXERCISABILITY APPLICABLE TO INSTALLMENT

First quarter of Stock SARs	January 2, 2010

Second quarter of Stock SARs	January 2, 2011

Third quarter of Stock SARs	January 2, 2012

Fourth quarter of Stock SARs	January 2, 2013

Notwithstanding the foregoing, 100% of the Stock SARs shall be immediately vested and exercisable (a) on the Termination Date, if the Participant’s employment is terminated pursuant to Section 3(b) or 3(e) of these Award Terms; provided that in the case of a termination pursuant to Section 3(e) the Participant executes and does not revoke the Release described in the Employment Agreement within the time period provided therein, or (b) upon a Change in Control, as defined in Section 16 of the Employment Agreement.
     3. Expiration. The Stock SARs shall not be exercisable after the Company’s close of business on the last business day that occurs prior to the Expiration Date. The “Expiration Date” shall be earliest to occur of:
(a)	Ten Years. The ten-year anniversary of the Grant Date.

(b)	Death or Disability. The lesser of three years following the Termination Date or the remainder of the Stock SARs maximum stated term, if the Participant’s termination of employment by the Company occurs by reason of the Participant’s death or the Participant’s Permanent Disability.

(c)	Cause. The lesser of ninety days following the Termination Date or the remainder of the Stock SARs maximum stated term, if the Participant’s termination occurs by reason of Cause, as defined in and determined under the Employment Agreement.

(d)	Voluntary Resignation. The lesser of ninety days following the Termination Date or the remainder of the Stock SARs maximum stated term, if the Participant’s termination of employment by the Company occurs by reason of the Participant’s voluntary resignation (and the termination is for reasons other than as described in Paragraphs 3(b), (c) or (e) of these Award Terms).

(e)	Termination without Cause/Resignation for Good Reason. The lesser of three years following the Termination Date or the remainder of the Stock SARs maximum stated term, if the Participant’s termination of employment by the Company occurs by reason of termination of employment by the Participant’s employer for reasons other than death, Permanent Disability or Cause, or the Participant resigns for Good Reason, as such terms are defined in and determined under the Employment Agreement (and the termination is for reasons other than as described in Paragraphs 3(b), (c), or (d) of these Award Terms); provided, that the Participant executes and does not revoke the Release described in the Employment Agreement within the time period provided therein.
     4. Method of Exercise. The Stock SARs may be exercised in whole or in part by sending a written notice to the Secretary of the Company at its corporate headquarters before the Company’s close of business on the last business day that occurs prior to the Expiration Date, or, if offered by the Company at the Company’s discretion, by electing to exercise the Stock SARs through a Company-arranged broker-dealer. Each exercise of the Stock SARs shall be subject to the Award Letter, these Award Terms and the Plan, and also to the following provisions:
(a)	Any notice of exercise shall specify the number of Stock SARs which the Participant elects to exercise and the date(s) on which they were awarded and vested.
(b)	Any gains realized upon exercise of Stock SARs will be paid in shares of Company common stock. Except as otherwise provided by the Compensation Committee of the Company’s Board of Directors (“Committee”), before the Stock SARs are exercised the Participant will be required to remit to the Company a sufficient portion of the proceeds to pay in either cash or shares acquired through the exercise any tax withholding requirements resulting from such exercise.
(c)	No Stock SARs shall be exercisable if and to the extent the Company determines in its sole discretion that such exercise would be in violation of applicable state or federal securities laws or the rules or regulations of any securities exchange on which the shares of stock are traded. If the Company makes such a determination, it shall use reasonable efforts to obtain compliance with such laws, rules or regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company. Notwithstanding anything elsewhere to the contrary, if the Expiration Date occurs pursuant to Paragraphs 3(b), 3(d) or 3(e) of these Award Terms, no Stock SARs shall expire until thirty (30) days after the resolution of any impediment to exercise that arises under this Paragraph 4(c).
     5. Administration. The authority to manage and control the operation and administration of these Award Terms shall be vested in the Committee, and the Committee shall have all such powers with respect to these Award Terms as it has with respect to the Plan. Any interpretations of these Award Terms by the Committee and any decisions made by it with respect to these Award Terms are final and binding on the Company and the Participant except to the extent provided in Paragraph 8 of these Award Terms. These Award Terms may be modified by the Company in the event subsequent regulatory, tax, or legal developments require any such modification, provided that any such modification shall have minimum economic effect on these Award Terms.
     6. Fractional Shares. Any gains realized upon exercise of Stock SARs will be paid in shares of Company common stock, in whole or fractional shares, as determined by the Company to be appropriate and as approved by the Committee.
     7. No Rights As Shareholder. The Participant shall not have any rights of a shareholder with respect to the Stock SARs issued unless and until a certificate for such shares has been duly issued by the Company following exercise of the Stock SARs as provided herein.
     8. Governing Documents. The Award Letter shall be subject to these Award Terms, and these Award Terms shall be subject to the provisions of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company. If discrepancies arise between these Award Terms and the Plan, the terms of the Plan will govern. These Award Terms are subject to all interpretations, amendments, rules, and regulations promulgated by the Committee from time to time pursuant to the Plan. Notwithstanding anything in these Award Terms to the contrary, in the event of any conflict between the Award Letter, these Award Terms, or the Plan, on the one hand, and the Employment Agreement, on the other hand, the Employment Agreement shall control:
(a)	unless the Participant otherwise agrees in a writing that expressly refers to the provision of the Employment Agreement whose control he is waiving;
(b)	except as expressly provided in Section 3.2 (other than the provisions of (x) Section 3.2(a) and (y) Section 3.2(c) to the extent that such provision authorizes the Committee to determine whether the Termination of Affiliation is for Cause or other reason, which determination shall continue to be governed by the Employment Agreement), Section 4.2, Article 13 (to the extent any deferral is required to insure deductibility under Section 162(m) of the Code (provided, however, that no such deferral shall be required if it would violate Section 409A of the Code)), Section 16.1, Article 17, Section 18.4 or Section 18.5 of the Plan; or
(c)	except as expressly provided in Paragraphs 4(b), 4(c), 5, 8, 9 or 10 of these Award Terms.
     9. Amendment. These Award Terms may be amended by written agreement of the Participant and the Company, without the consent of any other person, except that any such amendment shall be subject to the approval of the Committee.
     10. Arbitration/Beneficiaries/References. Any Claim, as such term is defined in Section 11 of the Employment Agreement, arising out of or relating to the Award Letter or these Award Terms shall be resolved by binding confidential arbitration in accordance with Section 24 of the Employment Agreement. In the event of the earliest to occur of (a) the Participant’s death, (b) a judicial determination of the Participant’s incompetence, or (c) the Participant’s Permanent Disability arising from a mental incapacity, references to the Participant in the Award Letter, these Award Terms and the Plan shall be deemed, where appropriate, to refer to his beneficiary, estate, or other legal representative.
     11. Definitions. For purposes of these Award Terms, the following definitions shall apply:

(a)	Date of Exercisability. The Participant’s “Date of Exercisability” is the date on which the specified amount of Stock SARs are first able to be exercised as provided for in Paragraph 2 of these Award Terms.
(b)	Employment Agreement. The Employment Agreement shall mean that certain Employment Agreement, dated May 22, 2008, between the Participant and the Company, as amended by the First Amendment thereto, dated October 24, 2008, and any other amendment subsequently agreed to by the Participant and the Company.
(c)	Permanent Disability. The term “Permanent Disability” shall mean that the Participant has been unable, due to physical or mental incapacity, to substantially perform his duties and responsibilities under the Employment Agreement for 180 days out of any 270 consecutive days.
(d)	Termination Date. The Participant’s “Termination Date” shall have the meaning set forth in the Employment Agreement.

Appendix C —Award Letter for Time Vested RSUs
January 9, 2009

Private and Confidential
To: Thomas Motamed

	Number of Restricted Stock Units Granted	130,464

Re: Grant of Restricted Stock Units — Time Vested	Grant Date	January 2, 2009

In accordance with the terms of your Employment Agreement, dated May 22, 2008, as amended October 24, 2008, as such may be further amended from time to time (collectively, the “Employment Agreement”), you have been granted 130,464 Restricted Stock Units (individually, an “RSU” and collectively, the “RSUs”) of CNA Financial Corporation (“Company”), pursuant to the terms of the CNA Financial Corporation 2000 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), each of which represents the right to receive one share of Company common stock, subject to the terms set forth herein. This RSU award was granted under the Plan on January 2, 2009.
As described more fully in the attached Award Terms, the RSUs will become vested in four equal annual installments on each of the first four anniversaries of the Grant Date so long as you are employed by the Company on each such date. For example, one quarter of the RSUs granted will be vested on January 2, 2010 if you are an employee on that date. In addition, the RSUs will vest if your employment is terminated under certain circumstances and upon a Change in Control (as defined in Section 16 of the Employment Agreement). After the RSUs vest, one share of Company common stock will be transferred to you for each RSU that is earned, and you can decide whether to hold or sell the shares of Company common stock you have obtained, subject to CNA’s Securities Compliance Policy and applicable insider trading restrictions.
Under the present tax laws, you will potentially recognize taxable income equal to the value of the Company common stock at the time it is transferred to you, even if you do not sell the stock. When and if you sell the shares of Company common stock acquired through the RSUs, any additional gain may be subject to further tax at capital gain rates. The Company recommends that you consult with your own tax advisor to determine the applicability of the tax rules to the awards granted to you in your individual circumstances.
This Award Letter provides a summary of your RSUs, and the Award is subject to the Award Terms enclosed with this Award Letter. (In the attached Award Terms, you are referred to as the “Participant.”) This Award Letter shall be subject to the Award Terms, and the Award Terms shall be subject to the provisions of the Plan. If discrepancies arise between this Award Letter and the Award Terms, the Award Terms will govern, and if discrepancies arise between the Award Terms and the Plan, the terms of the Plan will govern.
Sincerely,
/s/ Thomas Pontarelli

Appendix D — Award Terms for Time Vested RSUs
Award Terms
Restricted Stock Unit Award Terms for Time-Vested Grant Under the
CNA Financial Corporation 2000 Incentive Compensation Plan
     On January 2, 2009 (the “Grant Date”), CNA Financial Corporation (the “Company”) granted to the Participant certain Restricted Stock Units (individually, an “RSU” and collectively, the “RSUs”) payable in shares of Company common stock. Each RSU constitutes a contractual right that entitles the eligible person to receive, at the time the right vests as hereinafter provided, one share of the Company’s common stock. All RSU grants shall be subject to the following terms (sometimes referred to as the “Award Terms”):
     1. RSUs Award. For purposes of these Award Terms, the “Participant” shall be the eligible person identified in the award letter included with these Award Terms (the “Award Letter”) and reflecting the date of grant of the RSUs that is the same as the Grant Date specified in these Award Terms. The RSUs have been granted under the CNA Financial Corporation 2000 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated into and forms a part of these Award Terms, and shall constitute Deferred Shares, as defined in Section 10.2 of the Plan. Certain words, terms and phrases used in these Award Terms are defined in the Plan (rather than in these Award Terms or Award Letter), and except where the context clearly implies or indicates the contrary, and except as otherwise provided in these Award Terms, a word, term, or phrase used or defined in the Plan is similarly used or defined in these Award Terms and the Award Letter. Other words, terms or phrases used in these Award Terms or the Award Letter are defined in Paragraph 12 of these Award Terms or elsewhere in these Award Terms or the Award Letter.
     2. Vesting. Subject to the limitations of the Plan and these Award Terms, each installment of the RSUs shall be vested, and no longer subject to forfeiture if the Participant’s employment is terminated, on and after the Vesting Date for such installment as described in the following schedule (but only if the Termination Date has not occurred before the Vesting Date):

INSTALLMENT	VESTING DATE APPLICABLE TO INSTALLMENT

First quarter of RSUs	January 2, 2010

Second quarter of RSUs	January 2, 2011

Third quarter of RSUs	January 2, 2012

Fourth quarter of RSUs	January 2, 2013

     3. Termination of Employment. All of the RSUs that have not yet vested shall expire and be forfeited, and the Participant shall have no further rights with respect to such RSUs, if the Termination Date occurs prior to the Vesting Date with respect to such RSUs, except as hereinafter provided. Notwithstanding the foregoing, all outstanding RSUs that have not previously vested shall vest if:
(a)	The Participant’s employment is terminated by reason of his death or Permanent Disability, in which event the Termination Date shall be the Vesting Date for purposes of Paragraph 2; or
(b)	The Participant is terminated by the Company without Cause, or resigns for Good Reason, in each case as defined in and determined under the Employment Agreement, in which event the Termination Date shall be the Vesting Date for purposes of Paragraph 2, provided that the Participant executes and does not revoke the Release described in the Employment Agreement within the time period provided therein.
     4. Change in Control. All of the RSUs that have not previously vested shall vest upon a Change in Control, as defined in Section 16 of the Employment Agreement.

     5. Transfer of Stock in Settlement of RSUs. As soon as practical, but in no event more than thirty (30) days after each Vesting Date, whether such Vesting Date occurs pursuant to Paragraphs 2, 3 or 4, one share of common stock of the Company shall be transferred to the Participant in full settlement of the Participant’s rights with respect to each RSU that vested on such Vesting Date.
     6. Dividend Equivalent Payments. In the event that the Company declares any dividend payable in cash to the holders of its common stock before the Vesting Date with respect to any of the RSUs (or after the Vesting Date but before shares of stock have been transferred to the Participant in settlement of the RSUs), the Participant shall be entitled to receive a payment of additional compensation equal to the dividends he would have received if he had owned a number of shares of common stock equal to the number of unvested or unsettled RSUs. Such dividend equivalent payments shall be paid to the Participant, without interest, at the same time that the applicable RSUs are transferred to him pursuant to Paragraph 5, and if the RSUs expire without vesting the Participant’s right to the dividend equivalent payments shall also be forfeited.
     7. Administration. The authority to manage and control the operation and administration of these Award Terms shall be vested in the Compensation Committee of the Company’s Board of Directors (“Committee”), and the Committee shall have all such powers with respect to these Award Terms as it has with respect to the Plan. Any interpretations of these Award Terms by the Committee and any decisions made by it with respect to these Award Terms are final and binding on the Company and the Participant except to the extent provided in Paragraph 9 of these Award Terms. These Award Terms may be modified by the Company in the event subsequent regulatory, tax, or legal developments require any such modification, provided that any such modification shall have minimum economic effect on these Award Terms.
     8. No Rights As Shareholder. The Participant shall not have any rights of a shareholder with respect to the RSUs issued unless and until a certificate for the shares of common stock has been duly issued by the Company following vesting of the RSUs as provided herein.
     9. Governing Documents. The Award Letter shall be subject to these Award Terms, and these Award Terms shall be subject to the provisions of the Plan, a copy of which may be obtained by the Participant from the office of the Secretary of the Company. If discrepancies arise between these Award Terms and the Plan, the terms of the Plan will govern. These Award Terms are subject to all interpretations, amendments, rules, and regulations promulgated by the Committee from time to time pursuant to the Plan. Notwithstanding anything in these Award Terms to the contrary, in the event of any conflict between the Award Letter, these Award Terms, or the Plan, on the one hand, and the Employment Agreement, on the other hand, the Employment Agreement shall control:
(a)	unless the Participant otherwise agrees in a writing that expressly refers to the provision of the Employment Agreement whose control he is waiving;
(b)	except as expressly provided in Section 3.2 (other than the provisions of (x) Section 3.2(a) and (y) Section 3.2(c) to the extent that such provision authorizes the Committee to determine whether the Termination of Affiliation is for Cause or other reason, which determination shall continue to be governed by the Employment Agreement), Section 4.2, Article 13 (to the extent any deferral is required to insure deductibility under Section 162(m) of the Code (provided, however, that no such deferral shall be required if it would violate Section 409A of the Code)), Section 16.1, Article 17, Section 18.4 or Section 18.5 of the Plan; or

(c)	except as expressly provided in Paragraphs 7, 9, 10 or 11 of these Award Terms.
     10. Amendment. These Award Terms may be amended by written agreement of the Participant and the Company, without the consent of any other person, except that any such amendment shall be subject to the approval of the Committee.
     11. Arbitration/Beneficiaries/References. Any Claim, as such term is defined in Section 11 of the Employment Agreement, arising out of or relating to the Award Letter or these Award Terms shall be resolved by binding confidential arbitration in accordance with Section 24 of the Employment Agreement. In the event of the earliest to occur of (a) the Participant’s death, (b) a judicial determination of the Participant’s incompetence, or (c) the Participant’s Permanent Disability arising from a mental incapacity, references to the Participant in the Award Letter, these Award Terms and the Plan shall be deemed, where appropriate, to refer to his beneficiary, estate, or other legal representative.
     12. Definitions. For purposes of these Award Terms, the following definitions shall apply:
(a)	Employment Agreement. The Employment Agreement shall mean that certain Employment Agreement, dated May 22, 2008, between the Participant and the Company, as amended by the First Amendment thereto dated October 24, 2008, and any other amendment subsequently agreed to by the Participant and the Company.
(b)	Vesting Date. The Participant’s “Vesting Date” is the date on which the specified amount of RSUs are vested as provided for in Paragraphs 2, 3 or 4 of these Award Terms.
(c)	Termination Date. The Participant’s “Termination Date” shall have the meaning set forth in the Employment Agreement.
(d)	Permanent Disability. The term “Permanent Disability” shall mean that the Participant has been unable, due to physical or mental incapacity, to substantially perform his duties and responsibilities under the Employment Agreement for 180 days out of any 270 consecutive days.

Appendix E — Award Letter for Performance Based RSUs
February 19, 2009

Private and Confidential

To: Thomas Motamed

	Number of Restricted Stock Units Granted	208,160

Re: Grant of Restricted Stock Units — Performance Based	Grant Date	February 4, 2009

In accordance with the terms of your Employment Agreement, dated May 22, 2008, as amended October 24, 2008, as such may be further amended from time to time (collectively, the “Employment Agreement”), you have been granted 208,160 Restricted Stock Units (individually, an “RSU” and collectively, the “RSUs”) of CNA Financial Corporation (“Company”), pursuant to the terms of the CNA Financial Corporation 2000 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), each of which represents the right to receive one share of Company common stock, subject to the terms set forth herein. This RSU award was granted under the Plan on February 4, 2009.
As described more fully in the attached Award Terms, the number of RSUs that are earned will be based on the extent to which the Company achieves its budgeted Net Operating Income (“NOI”) for the year, and the RSUs, to the extent earned, will become vested in four equal annual installments on each of the first four anniversaries of the Grant Date so long as you are employed by the Company on each such date. For example, one quarter of the RSUs granted (to the extent earned) will be vested on February 4, 2010 if you are an employee on that date. In addition, the RSUs (to the extent earned) will vest if your employment is terminated under certain circumstances and upon a Change in Control (as defined in Section 16 of the Employment Agreement). After the RSUs vest, one share of Company common stock will be transferred to you for each RSU that is earned, and you can decide whether to hold or sell the shares of Company common stock you have obtained, subject to CNA’s Securities Compliance Policy and applicable insider trading restrictions.
Under the present tax laws, you will potentially recognize taxable income equal to the value of the Company common stock at the time it is transferred to you, even if you do not sell the stock. When and if you sell the shares of Company common stock acquired through the RSUs, any additional gain may be subject to further tax at capital gain rates. The Company recommends that you consult with your own tax advisor to determine the applicability of the tax rules to the awards granted to you in your individual circumstances.
This Award Letter provides a summary of your RSUs, and the Award is subject to the Award Terms enclosed with this Award Letter. (In the attached Award Terms, you are referred to as the “Participant.”) This Award Letter shall be subject to the Award Terms, and the Award Terms shall be subject to the provisions of the Plan. If discrepancies arise between this Award Letter and the Award Terms, the Award Terms will govern, and if discrepancies arise between the Award Terms and the Plan, the terms of the Plan will govern.
Sincerely,
/s/ Thomas Pontarelli

Appendix F — Award Terms for Performance Based RSUs
Award Terms
Restricted Stock Unit Award Terms for Performance Based Grant Under the
CNA Financial Corporation 2000 Incentive Compensation Plan
     On February 4, 2009 (the “Grant Date”), CNA Financial Corporation (the “Company”) granted to the Participant certain Restricted Stock Units (individually, an “RSU” and collectively, the “RSUs”) payable in shares of Company common stock. Each RSU constitutes a contractual right that entitles the eligible person to receive, at the time the right vests as hereinafter provided, one share of the Company’s common stock. All RSU grants shall be subject to the following terms (sometimes referred to as the “Award Terms”):
     1. RSUs Award. For purposes of these Award Terms, the “Participant” shall be the eligible person identified in the award letter included with these Award Terms (the “Award Letter”) and reflecting the date of grant of the RSUs that is the same as the Grant Date specified in these Award Terms. The RSUs have been granted under the CNA Financial Corporation 2000 Incentive Compensation Plan, as may be amended from time to time (the “Plan”), which is incorporated into and forms a part of these Award Terms, and shall constitute Deferred Shares as defined in Section 10.2 of the Plan. Certain words, terms and phrases used in these Award Terms are defined in the Plan (rather than in these Award Terms or Award Letter), and except where the context clearly implies or indicates the contrary, and except as otherwise provided in these Award Terms, a word, term, or phrase used or defined in the Plan is similarly used or defined in these Award Terms and the Award Letter. Other words, terms or phrases used in these Award Terms or the Award Letter are defined in Paragraph 12 of these Award Terms or elsewhere in these Award Terms or the Award Letter.
     2. Satisfaction of Performance Criteria. The RSUs shall be earned if, and only if, the Company’s NOI for the year that includes the Grant Date is at least equal to 50% of the Budgeted NOI for such year. For purposes of these Award Terms, “NOI” and “Budgeted NOI” shall have the meanings set forth in the Employment Agreement. If the NOI is equal to at least 50%, but not more than 100%, of the Budgeted NOI for the year, 80% of the RSUs (and 80% of each installment for purposes of Paragraph 3) shall be earned. If the NOI is greater than 100% of the Budgeted NOI, 100% of the RSUs shall be earned (and 100% of each installment for purposes of Paragraph 3). If fewer than 100% of the RSUs are earned, the portion of the RSUs that are not earned shall be forfeited and the Participant shall have no further rights with respect to such unearned RSUs, and all provisions hereof that relate to the vesting and settlement of RSUs shall apply only to the earned portion. The Compensation Committee of the Company’s Board of Directors (“Committee”) shall determine the extent to which the RSUs are earned in accordance with Article XI of the Plan as if the RSUs were Performance Bonus Awards as defined therein, and the requirements of Section 162(m) of the Internal Revenue Code, except that the Committee shall not have the authority to use negative discretion to reduce the number of RSUs that are earned.
     3. Vesting. Subject to the limitations of the Plan and these Award Terms, each installment of RSUs, to the extent earned, shall be vested, and no longer subject to forfeiture if the Participant’s employment is terminated, on and after the Vesting Date for such installment as described in the following schedule (but only if the Termination Date has not occurred before the Vesting Date):

INSTALLMENT	VESTING DATE APPLICABLE TO INSTALLMENT

First quarter of earned RSUs	February 4, 2010

Second quarter of earned RSUs	February 4, 2011

Third quarter of earned RSUs	February 4, 2012

Fourth quarter of earned RSUs	February 4, 2013

     4. Termination of Employment. All of the RSUs that have not yet vested shall expire and be forfeited, and the Participant shall have no further rights with respect to such RSUs, if the Termination Date occurs prior to the Vesting Date with respect to such RSUs, except as hereinafter provided. Notwithstanding the foregoing, all outstanding RSUs (to the extent earned) that have not previously vested shall vest if:
(a)	The Participant’s employment is terminated, either during the year that includes the Grant Date or the following year, by reason of his death or Permanent Disability, in which event the Termination Date shall be the Vesting Date for purposes of Paragraph 3;
(b)	The Participant is terminated by the Company without Cause, or resigns for Good Reason, as both such terms are defined in and determined under the Employment Agreement, in either case either during the year that includes the Grant Date or the following year, in which event the Termination Date shall be the Vesting Date for purposes of Paragraph 3, provided that the Participant executes and does not revoke the Release described in the Employment Agreement within the time period provided therein; or
(c)	There is a Change in Control, as defined in Section 16 of the Employment Agreement, in which event the date on which the Change in Control occurs shall be the Vesting Date for purposes of Paragraph 3.
     5. Transfer of Stock in Settlement of RSUs. As soon as practical, but in no event more than thirty (30) days after each Vesting Date, whether such Vesting Date occurs pursuant to Paragraph 3 or Paragraph 4, one share of common stock of the Company shall be transferred to the Participant in full settlement of the Participant’s rights with respect to each RSU that vested on such Vesting Date. Notwithstanding the foregoing, if on the Vesting Date the Committee has not yet determined the extent to which the RSUs have been earned, the shares, to the extent earned, shall be transferred to the Participant not more than thirty (30) days after the Committee makes its determination, but in no event later than the last day of the year following the year that includes the Grant Date; provided that if the Vesting Date occurs during the year that includes the Grant Date by reason of a termination of employment pursuant to Paragraph 4(b), then the transfer shall be deferred to the first business day that is at least six months after the Participant has incurred a separation from service as defined in Section 409A of the Internal Revenue Code.
     6. Dividend Equivalent Payments. In the event that the Company declares any dividend payable in cash to the holders of its common stock before the Vesting Date with respect to any of the RSUs (or after the Vesting Date but before shares of stock have been transferred to the Participant in settlement of the RSUs), the Participant shall be entitled to receive a payment of additional compensation equal to the dividends he would have received if he had owned a number of shares of common stock equal to the number of unvested or unsettled RSUs. Such dividend equivalent payments shall be paid to the Participant, without interest, at the same time that the applicable RSUs are transferred to him pursuant to Paragraph 5, and if the RSUs expire without vesting the Participant’s right to the dividend equivalent payments shall also be forfeited.
     7. Administration. The authority to manage and control the operation and administration of these Award Terms shall be vested in the Committee, and the Committee shall have all such powers with respect to these Award Terms as it has with respect to the Plan. Any interpretations of these Award Terms by the Committee and any decisions made by it with respect to these Award Terms are final and binding on the Company and the Participant except to the extent provided in Paragraph 9 of these Award Terms. These Award Terms may be modified by the Company in the event subsequent regulatory, tax, or legal developments require any such modification, provided that any such modification shall have minimum economic effect on these Award Terms.
     8. No Rights As Shareholder. The Participant shall not have any rights of a shareholder with respect to the RSUs issued unless and until a certificate for the shares of common stock has been duly issued by the Company following vesting of the RSUs as provided herein.
     9. Governing Documents. The Award Letter shall be subject to these Award Terms, and these Award Terms shall be subject to the provisions of the Plan, a copy of which may be obtained by the

Participant from the office of the Secretary of the Company. If discrepancies arise between these Award Terms and the Plan, the terms of the Plan will govern. These Award Terms are subject to all interpretations, amendments, rules, and regulations promulgated by the Committee from time to time pursuant to the Plan. Notwithstanding anything in these Award Terms to the contrary, in the event of any conflict between the Award Letter, these Award Terms, or the Plan, on the one hand, and the Employment Agreement, on the other hand, the Employment Agreement shall control:
(a)	unless the Participant otherwise agrees in a writing that expressly refers to the provision of the Employment Agreement whose control he is waiving;
(b)	except as expressly provided in Section 3.2 (other than the provisions of (x) Section 3.2(a) and (y) Section 3.2(c) to the extent that such provision authorizes the Committee to determine whether the Termination of Affiliation is for Cause or other reason, which determination shall continue to be governed by the Employment Agreement), Section 4.2, Article 13 (to the extent any deferral is required to insure deductibility under Section 162(m) of the Code (provided, however, that no such deferral shall be required if it would violate Section 409A of the Code)), Section 16.1, Article 17, Section 18.4 or Section 18.5 of the Plan; or
(c)	except as expressly provided in Paragraphs 7, 9, 10 or 11 of these Award Terms.
     10. Amendment. These Award Terms may be amended by written agreement of the Participant and the Company, without the consent of any other person, except that any such amendment shall be subject to the approval of the Committee.
     11. Arbitration/Beneficiaries/References. Any Claim, as such term is defined in Section 11 of the Employment Agreement, arising out of or relating to the Award Letter or these Award Terms shall be resolved by binding confidential arbitration in accordance with Section 24 of the Employment Agreement. In the event of the earliest to occur of (a) the Participant’s death, (b) a judicial determination of the Participant’s incompetence, or (c) the Participant’s Permanent Disability arising from a mental incapacity, references to the Participant in the Award Letter, these Award Terms and the Plan shall be deemed, where appropriate, to refer to his beneficiary, estate, or other legal representative.
     12. Definitions. For purposes of these Award Terms, the following definitions shall apply:
(a)	Employment Agreement. The Employment Agreement shall mean that certain Employment Agreement, dated May 22, 2008, between the Participant and the Company, as amended by the First Amendment thereto dated October 24, 2008, and any other amendment subsequently agreed to by the Participant and the Company.
(b)	Vesting Date. The Participant’s “Vesting Date” is the date on which the specified amount of RSUs are vested as provided for in Paragraphs 3 or 4 of these Award Terms.
(c)	Termination Date. The Participant’s “Termination Date” shall have the meaning set forth in the Employment Agreement.
(d)	Permanent Disability. The term “Permanent Disability” shall mean that the Participant has been unable, due to physical or mental incapacity, to substantially perform his duties and responsibilities under the Employment Agreement for 180 days out of any 270 consecutive days.